Exhibit (s)(1)

POWER OF ATTORNEY

WHEREAS, ONEASCENT CAPITAL OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ZACHARY P. RICHMOND, GARY GRASSO, JOANN M. STRASSER, ANDREW J. DAVALLA, PHILIP SINENENG, BIBB STRENCH AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of June, 2026.

/s/ Kenneth G.Y Grant

Kenneth G.Y. Grant

STATE OF MASSACHUSETTS

COUNTY OF ESSEX

On the 24th day of June in the year of 2026, before me, the undersigned notary public, personally appeared Kenneth G.Y. Grant, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this 24th day of June 2026.

Notary Signature: /s/Orjola Manushi

Name: Orjola Manushi

Commission Expires: October 18, 2030

POWER OF ATTORNEY

WHEREAS, ONEASCENT CAPITAL OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ZACHARY P. RICHMOND, GARY GRASSO, JOANN M. STRASSER, ANDREW J. DAVALLA, PHILIP SINENENG, BIBB STRENCH AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2026.

/s/ David R. Carson

David R. Carson

STATE OF Ohio

COUNTY OF HAMILTON

On the 23rd day of June in the year of 2026, before me, the undersigned notary public, personally appeared David R. Carson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this 23rd day of June 2026.

Notary Signature: /s/ Adrianne Troutman

Name: Adrianne Troutman

Commission Expires: August 20, 2028

POWER OF ATTORNEY

WHEREAS, ONEASCENT CAPITAL OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ZACHARY P. RICHMOND, GARY GRASSO, JOANN M. STRASSER, ANDREW J. DAVALLA, PHILIP SINENENG, BIBB STRENCH AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do r cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of June, 2026.

/s/ Daniel J. Condon

Daniel J. Condon

STATE OF KENTUcky

COUNTY OF FAYETTE

On the 26th day of June in the year of 2026, before me, the undersigned notary public, personally appeared Daniel J. Condon, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this 26th day of June 2026.

Notary Signature: /s/ Shane Bryan Vertrees

Name: Shane Bryan Vertrees

Commission Expires: May 20, 2029

POWER OF ATTORNEY

WHEREAS, ONEASCENT CAPITAL OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ZACHARY P. RICHMOND, GARY GRASSO, JOANN M. STRASSER, ANDREW J. DAVALLA, PHILIP SINENENG, BIBB STRENCH AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of July, 2026.

/s/ Zachary P. Richmond

Zachary P. Richmond

President and Principal Executive Officer

STATE OF OHIO

COUNTY OF DELAWARE

On the 2nd day of July in the year of 2026, before me, the undersigned notary public, personally appeared Zachary P. Richmond, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this 2nd day of July 2026.

Notary Signature: /s/ Shane Matthew Hamilton

Name: Shane Matthew Hamilton

Commission Expires: January 27, 2027

POWER OF ATTORNEY

WHEREAS, ONEASCENT CAPITAL OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer, Chief Financial Officer and Principal Accounting Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ZACHARY P. RICHMOND, GARY GRASSO, JOANN M. STRASSER, ANDREW J. DAVALLA, PHILIP SINENENG, BIBB STRENCH AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of July, 2026.

/s/ Kevin M. Traegner

Kevin M. Traegner

Treasurer, Chief Financial Officer and Principal Accounting Officer

STATE OF Ohio

COUNTY OF FRANKLIN

On the 1st day of July in the year of 2026, before me, the undersigned notary public, personally appeared Kevin M. Traegner, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this 1st day of July 2026.

Notary Signature: /s/ Autumn Willoughby

Name: Autumn Willoughby

Commission Expires: June 23, 2030